Exhibit 10.14
Imperial Holdings LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, FL 33487
September 14, 2009
Lexington Insurance Company
c/o Risk Finance
Attention: President
Chartis
70 Pine Street, 5th Floor
New York, New York 10270
National Fire & Marine Insurance Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Ladies and Gentlemen:
     This letter agreement (including any exhibits hereto, this “Letter Agreement”) relates to (i) Lender Protection Insurance Policy (Policy No. 7113491), issued by Lexington Insurance Company (the “Insurer”) to Imperial PFC Financing II, LLC, a Georgia limited liability company (the “Insured”), effective as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Policy”), a copy of which is attached as Exhibit A hereto and (ii) Contingent Lender Protection Insurance Policy (Policy No. 92SRD102526), issued by National Fire & Marine Insurance Company (the “Contingent Insurer” and together with the Insurer, the “LPIC Insurers” and each an “LPIC Insurer”) to the Insured, effective as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Contingent Policy”), a copy of which is attached as Exhibit B hereto. Any capitalized term used in this Letter Agreement but not defined herein (including in Section 12 hereof) shall have the meaning set forth in the Policy.
     We, Imperial Holdings LLC, a Florida limited liability company (“we” or the “Company”), have caused the Retail Lender to enter into (i) a Master Participation Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Master Participation Agreement”), between the Retail Lender, as seller, and the Insured, as purchaser, pursuant to which the Retail Lender has agreed to sell and transfer without recourse, and the Insured has agreed to purchase a participation interest in certain insurance premium loans and (ii) certain Insurance Premium Loan Sale and Assignment Agreements (as amended, supplemented or otherwise modified from time to time, each an “Assignment Agreement”), between the Retail Lender, as assignor, and the Insured, as assignee, pursuant to which the Retail Lender has agreed to sell and assign to the Insured, and the Insured has agreed to purchase and assume, certain insurance premium loans.
1.	Representations, Warranties and Covenants of the Company and each LPIC Insurer.

(a)	The Company represents, warrants and covenants to each LPIC Insurer as follows:
(i)	The Company has all requisite authority to execute, deliver and perform its obligations under this Letter Agreement. This Letter Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(v)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(vi)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(vii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(viii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(ix)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(x)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xi)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xiii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xiv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xvi)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xvii)	The Company is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

(xviii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xix)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xx)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxi)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxiii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxiv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxvi)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxvii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xxviii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
The representations, warranties and covenants set forth in this Section 1(a) shall survive termination of this Letter Agreement.
(b)	Each LPIC Insurer represents and warrants on behalf of itself to the Company as follows:
(i)	Such LPIC Insurer has all requisite power and authority to execute, deliver and perform its obligations under this Letter Agreement. This Letter Agreement has been duly authorized, executed and delivered by such LPIC Insurer and constitutes a valid and legally binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(ii)	As a result of executing this Letter Agreement, such LPIC Insurer will not be in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court or governmental or regulatory authority, agency or other body having jurisdiction over such LPIC Insurer or any of its assets or property.

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
The representations, warranties and covenants set forth in this Section 1(b) shall survive termination of this Letter Agreement.
2.	Enforcement of Rights and Remedies; Monetary Recoveries.
(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
3.	Indemnification.
(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
4.	Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by certified mail, return receipt requested, mailed by a nationally recognized overnight courier or sent via facsimile to (i) the Company at 701 Park of Commerce Boulevard, Suite 301, Boca Raton, FL 33487, Attention: Jonathan Neuman, President, facsimile: 240-282-1050, with a copy to Foley & Larder LLP, One Independent Drive, Suite 1300, Jacksonville, FL 32202-5017, Attention: Robert S. Bernstein, Esq., facsimile: 904-359-8700, (ii) the Insurer at 70 Pine Street, 5th Floor, New York, New York 10270, Attention: Surveillance Department, facsimile: 212-943-4054, with a copy to Risk Finance, Attention: Division General Counsel, Chartis, 70 Pine Street, 5th Floor, New York, New York 10270, facsimile: 212-480-3923, (iii) National Fire & Marine Insurance Company, Attention: General Counsel, 100 First Stamford Place, Stamford, CT 06902, Facsimile: (203) 363-5221 or (iv) as to any of such persons, at such other address or facsimile number as shall be designated by such person in a written notice to the other persons.
5.	Governing Law. This Letter Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (including without limitation Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles that would require or allow for the application of any other jurisdiction’s law.

6.	Remedies. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
7.	Setoff. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Dispute Resolution. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
8.	Construction; Entire Agreement. Each LPIC Insurer and the Company hereby acknowledge that they were represented by competent and experienced legal counsel of their choice in connection with the negotiation, execution and delivery of this Letter Agreement, and the Company acknowledges that it is entering into the transactions contemplated by this Letter Agreement with full knowledge and acceptance of its terms, conditions and significance, without any reliance on any representation, warranty, advice or other statement by any LPIC Insurer or any of its representatives or advisors regarding any legal, tax or accounting implications or other requirements. Accordingly, in any dispute concerning this Letter Agreement, such dispute shall be resolved without any presumption or rule of construction in favor of any party or any related or similar doctrine. This Letter Agreement contains the full and complete understanding and agreement between the parties hereto with respect to the subject matter hereof. The parties acknowledge that they are not entering into this Letter Agreement in reliance upon any term, condition, representation or warranty not stated or referred to herein and that this Letter Agreement replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.
9.	Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.
10.	Amendments. This Letter Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by the Insurer (prior to the occurrence of a Credit Event), the Contingent Insurer and the Company.
11.	Defined Terms. For purposes of this Letter Agreement:
“Accredited investor” shall have the meaning set forth in Section 1(a)(xv).
“Advised Conduct” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Affiliate” of any Person means any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person or (ii) is an officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power: (i) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
“Authorized Officer” means any member of the board of directors or managers of an entity, chief executive officer, president, chief operating officer, chief financial officer, treasurer, general counsel or lead regulatory officer responsible for ensuring compliance with all applicable lending and insurance statutes, rules and regulations.
“Contingent Insurer” shall have the meaning set forth in Preamble.
“Contingent Policy” shall have the meaning set forth in Preamble.
“Corporate Trustee” means any institutional trustee that is appointed as trustee or co-trustee of a Retail Borrower at the request of the Retail Lender.
“E&O Policy” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..
“Imperial LPIC Documents” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Imperial Party” means any of the Company, any Retail Lender, the Insured and/or their respective Affiliates and its and their respective officers, directors and employees.
“Imperial Prohibited Act” means any of the following:
(A) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(1)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(2)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(3)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(4)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(5)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
or
(B)	(1)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

	(2)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

	(3)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Indemnified Party” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..
“Insurer” shall have the meaning set forth in Preamble.
“Insured” shall have the meaning set forth in Preamble.
“Letter Agreement” shall have the meaning set forth in Preamble.
“Loan Documents” means (a) the Master Participation Agreement, (b) each Assignment Agreement and (c) for each Covered Loan, the relevant documents entered into in connection with the issuance of such Covered Loan, including without limitation the relevant loan application and agreement; promissory note; escrow agreement; beneficiary pledge agreement; assignment of life insurance policy as collateral; guaranty; trust disclosure statement, representations and warranties, and consent; authorization and direction to provide death certificate; limited specific power of attorney; authorization forms for use and disclosure of health information; brokers rights of agent; limited power of attorney; hold harmless agreement; insured disclosure statement, representations and warranties, and consent; representations, warranties and covenants of agent; single case agreement; contact form, notifier letter, assignment of beneficial interest; fee agreement and the form of trust or model trust provisions, in each case in the form provided to the Insurer on the Effective Date.

“Loan State” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Loan State Local Counsel Questions” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Local Counsel Opinion” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Losses” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“LPIC Insurers” and “LPIC Insurer” shall have the meaning set forth in Preamble.
“Master Participation Agreement” shall have the meaning set forth in the Preamble.
“Non-Corporate Trustee” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Non-material Modification” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“PFSC” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Policy” shall have the meaning set forth in Preamble.
“Policy State” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Policy State Local Counsel Questions” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Reimbursable Loss” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Servicer” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Services and Remarketing Agreement” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“USA Patriot Act” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“We” or the “Company” shall have the meaning set forth in Preamble.
13.	Assignment. This Letter Agreement may not be assigned by any party without the prior written consent of each other party hereto, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that the Insurer may assign this Letter Agreement, without the need to obtain the prior written consent of the Company or the Contingent LPIC Insurer, to any entity to whom the Insurer assigns the Policy and the Contingent Insurer may assign this Letter Agreement, without the need to obtain the prior written consent of the Company or the Insurer, to any entity to whom the Contingent Insurer assigns the Contingent Policy.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Letter Agreement and returning it to us.

Sincerely,

IMPERIAL HOLDINGS LLC

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

LEXINGTON INSURANCE COMPANY

By:
Name:
Title:	Authorized Representative

NATIONAL FIRE & MARINE INSURANCE COMPANY

By:
Name:
Title:
Signature Page to Letter Agreement

EXHIBIT A
COPY OF POLICY
Exhibit A to this Agreement has been omitted in its entirety pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT B
COPY OF CONTINGENT POLICY
Exhibit B to this Agreement has been omitted in its entirety pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C
Local Counsel Opinion Questions
(Loan State)
Exhibit C to this Agreement has been omitted in its entirety pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT D
Local Counsel Opinion Questions
(Policy State)
1. Exhibit D to this Agreement has been omitted in its entirety pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.